UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) December 27, 2005

Goal Capital Funding Trust (Issuer of the Notes)

Goal Capital Funding, LLC (Depositor of the Issuer of the Notes)

(Exact Name of Co-Registrant as Specified in its Charter)

Delaware

Delaware

(State or Other Jurisdiction of Incorporation)

333-127591-03	51-6567918
333-127591-04	20-3289538
(Commission File Numbers)	(I.R.S. employer identification number)

9477 Waples Street, Suite 100	9477 Waples Street, Suite 100
San Diego, California 92121	San Diego, California 92121
(Address of Principal Executive Offices)	(Address of Principal Executive Offices)

(858) 320-6799

(858) 320-6799

(Co-Registrant’s Telephone Number, Including Area Code)

Not Applicable

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

See the monthly statement attached as Exhibit 20.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K.

Exhibit No.	Document Description
20.1	Monthly statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Co-Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 4, 2006	GOAL CAPITAL FUNDING TRUST, as Co-Registrant
By: Goal Financial, LLC, as Issuer Administrator of Goal Capital Funding Trust

	By:	/s/ Seamus Garland
	Name:	Seamus Garland
	Title:	Secretary

January 4, 2006	GOAL CAPITAL FUNDING, LLC, as Co-Registrant
By: Goal Financial, LLC, as Manager of Goal Capital Funding, LLC

	By:	/s/ Seamus Garland
	Name:	Seamus Garland
	Title:	Secretary

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EXHIBIT INDEX

Exhibit No.	Document Description
20.1	Monthly statement.

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